Exhibit 24

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes James B. Comey, Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation Salaried Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Bargaining Employees, Lockheed Martin Corporation Hourly Employee Savings Plan Plus, Lockheed Martin Corporation Operations Support Savings Plan, Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees, Lockheed Martin Corporation Supplemental Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Puerto Rico Employees, Sandia Corporation Savings and Income Plan, and Sandia Corporation Savings and Security Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ E.C. “Pete” Aldridge, Jr.	September 28, 2007
E.C. “PETE” ALDRIDGE, JR.
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes James B. Comey, Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation Salaried Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Bargaining Employees, Lockheed Martin Corporation Hourly Employee Savings Plan Plus, Lockheed Martin Corporation Operations Support Savings Plan, Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees, Lockheed Martin Corporation Supplemental Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Puerto Rico Employees, Sandia Corporation Savings and Income Plan, and Sandia Corporation Savings and Security Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Nolan D. Archibald	September 27, 2007
NOLAN D. ARCHIBALD
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes James B. Comey, Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation Salaried Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Bargaining Employees, Lockheed Martin Corporation Hourly Employee Savings Plan Plus, Lockheed Martin Corporation Operations Support Savings Plan, Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees, Lockheed Martin Corporation Supplemental Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Puerto Rico Employees, Sandia Corporation Savings and Income Plan, and Sandia Corporation Savings and Security Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Marcus C. Bennett	September 27, 2007
MARCUS C. BENNETT
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes James B. Comey, Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation Salaried Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Bargaining Employees, Lockheed Martin Corporation Hourly Employee Savings Plan Plus, Lockheed Martin Corporation Operations Support Savings Plan, Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees, Lockheed Martin Corporation Supplemental Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Puerto Rico Employees, Sandia Corporation Savings and Income Plan, and Sandia Corporation Savings and Security Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ James O. Ellis, Jr.	September 28, 2007
JAMES O. ELLIS, JR.
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes James B. Comey, Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation Salaried Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Bargaining Employees, Lockheed Martin Corporation Hourly Employee Savings Plan Plus, Lockheed Martin Corporation Operations Support Savings Plan, Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees, Lockheed Martin Corporation Supplemental Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Puerto Rico Employees, Sandia Corporation Savings and Income Plan, and Sandia Corporation Savings and Security Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Gwendolyn S. King	September 27, 2007
GWENDOLYN S. KING
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes James B. Comey, Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation Salaried Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Bargaining Employees, Lockheed Martin Corporation Hourly Employee Savings Plan Plus, Lockheed Martin Corporation Operations Support Savings Plan, Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees, Lockheed Martin Corporation Supplemental Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Puerto Rico Employees, Sandia Corporation Savings and Income Plan, and Sandia Corporation Savings and Security Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ James M. Loy	September 27, 2007
JAMES M. LOY
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes James B. Comey, Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation Salaried Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Bargaining Employees, Lockheed Martin Corporation Hourly Employee Savings Plan Plus, Lockheed Martin Corporation Operations Support Savings Plan, Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees, Lockheed Martin Corporation Supplemental Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Puerto Rico Employees, Sandia Corporation Savings and Income Plan, and Sandia Corporation Savings and Security Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Douglas H. McCorkindale	September 27, 2007
DOUGLAS H. MCCORKINDALE
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes James B. Comey, Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation Salaried Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Bargaining Employees, Lockheed Martin Corporation Hourly Employee Savings Plan Plus, Lockheed Martin Corporation Operations Support Savings Plan, Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees, Lockheed Martin Corporation Supplemental Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Puerto Rico Employees, Sandia Corporation Savings and Income Plan, and Sandia Corporation Savings and Security Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Eugene F. Murphy	September 27, 2007
EUGENE F. MURPHY
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes James B. Comey, Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation Salaried Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Bargaining Employees, Lockheed Martin Corporation Hourly Employee Savings Plan Plus, Lockheed Martin Corporation Operations Support Savings Plan, Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees, Lockheed Martin Corporation Supplemental Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Puerto Rico Employees, Sandia Corporation Savings and Income Plan, and Sandia Corporation Savings and Security Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Joseph W. Ralston	September 28, 2007
JOSEPH W. RALSTON
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes James B. Comey, Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation Salaried Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Bargaining Employees, Lockheed Martin Corporation Hourly Employee Savings Plan Plus, Lockheed Martin Corporation Operations Support Savings Plan, Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees, Lockheed Martin Corporation Supplemental Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Puerto Rico Employees, Sandia Corporation Savings and Income Plan, and Sandia Corporation Savings and Security Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Frank Savage	September 27, 2007
FRANK SAVAGE
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes James B. Comey, Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation Salaried Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Bargaining Employees, Lockheed Martin Corporation Hourly Employee Savings Plan Plus, Lockheed Martin Corporation Operations Support Savings Plan, Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees, Lockheed Martin Corporation Supplemental Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Puerto Rico Employees, Sandia Corporation Savings and Income Plan, and Sandia Corporation Savings and Security Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ James M. Schneider	September 27, 2007
JAMES M. SCHNEIDER
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes James B. Comey, Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation Salaried Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Bargaining Employees, Lockheed Martin Corporation Hourly Employee Savings Plan Plus, Lockheed Martin Corporation Operations Support Savings Plan, Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees, Lockheed Martin Corporation Supplemental Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Puerto Rico Employees, Sandia Corporation Savings and Income Plan, and Sandia Corporation Savings and Security Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Anne Stevens	September 27, 2007
ANNE STEVENS
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes James B. Comey, Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation Salaried Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Bargaining Employees, Lockheed Martin Corporation Hourly Employee Savings Plan Plus, Lockheed Martin Corporation Operations Support Savings Plan, Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees, Lockheed Martin Corporation Supplemental Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Puerto Rico Employees, Sandia Corporation Savings and Income Plan, and Sandia Corporation Savings and Security Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ James R. Ukropina	September 27, 2007
JAMES R. UKROPINA
Director

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes James B. Comey, Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation Salaried Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Bargaining Employees, Lockheed Martin Corporation Hourly Employee Savings Plan Plus, Lockheed Martin Corporation Operations Support Savings Plan, Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees, Lockheed Martin Corporation Supplemental Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Puerto Rico Employees, Sandia Corporation Savings and Income Plan, and Sandia Corporation Savings and Security Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Robert J. Stevens	September 27, 2007
ROBERT J. STEVENS
Chairman, President and Chief Executive Officer

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes James B. Comey, Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation Salaried Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Bargaining Employees, Lockheed Martin Corporation Hourly Employee Savings Plan Plus, Lockheed Martin Corporation Operations Support Savings Plan, Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees, Lockheed Martin Corporation Supplemental Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Puerto Rico Employees, Sandia Corporation Savings and Income Plan, and Sandia Corporation Savings and Security Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Bruce L. Tanner	September 27, 2007
BRUCE L. TANNER
Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes James B. Comey, Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”) shares of Lockheed Martin common stock and other securities to be issued under the Lockheed Martin Corporation Salaried Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Bargaining Employees, Lockheed Martin Corporation Hourly Employee Savings Plan Plus, Lockheed Martin Corporation Operations Support Savings Plan, Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees, Lockheed Martin Corporation Supplemental Savings Plan, Lockheed Martin Corporation Performance Sharing Plan for Puerto Rico Employees, Sandia Corporation Savings and Income Plan, and Sandia Corporation Savings and Security Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ MARTIN T. STANISLAV	September 28, 2007
MARTIN T. STANISLAV
Vice President and Controller